UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2011

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 28, 2011, the United States Department of the Treasury (“Treasury”) closed the secondary public offerings of 6,008,902 warrants (the “Series A Warrants”) and 11,891,280 warrants (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”). The Series A Warrants and the Series B Warrants represent the right to purchase an aggregate of up to that same number of SunTrust Banks, Inc.’s (“SunTrust” or the “Company”) common stock, par value $1.00 per share, at an exercise price of $33.70 and $44.15 per share, respectively. The Warrants were offered pursuant to separate underwriting agreements (the “Underwriting Agreements”) dated September 22, 2011, each among the Company, Treasury and Deutsche Bank Securities Inc. as the representative (the “Representative”) of the underwriters. The public offering price and the allocation of the Warrants in these offerings were determined by an auction process. The public offering price of the Series A Warrants and Series B Warrants was equal to their respective auction clearing prices of $2.70 and $1.20. The Company did not receive any of the proceeds of the offerings of the Warrants. Each offering was made only under a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-161712).

In connection with these offerings, the Company and certain of its officers and directors have agreed to enter into 45-day “lock-up” agreements in substantially the form included in the Underwriting Agreements and subject to customary exceptions. Additionally, the Company entered into warrant agreements with respect to the each of the Series A Warrants and Series B Warrants, dated September 22, 2011 (the “Warrant Agreements”), among the Company and Computershare Inc. and Computershare Trust Company, N.A., together, as warrant agent.

The foregoing description of the Underwriting Agreements, Warrant Agreements, the Warrants and other documents relating to these transactions does not purport to be complete and is qualified in its entirety by reference to the full text of these documents and securities, forms or copies of which are incorporated by reference or are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

The Representative and its affiliates have, from time to time, provided, and may in the future provide, various investment banking and financial advisory services to the Company, for which it received or will receive customary fees and expenses.

Exhibits 4.1, 4.2, 4.3, 4.4, 5.1, 5.2, 23.1 and 23.2 to this Current Report on Form 8-K are filed herewith in connection with SunTrust’s effective registration statement on Form S-3 (Registration No. 333-161712) and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Warrant Agreement for 6,008,902 Warrants, dated September 22, 2011, among SunTrust Banks, Inc., Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of SunTrust’s Form 8-A for the Series A Warrants filed on September 23, 2011).

4.2	Specimen Warrant for 6,008,902 Warrants (incorporated herein by reference to Exhibit 4.2 of SunTrust’s Form 8-A for the Series A Warrants filed on September 23, 2011)

4.3	Warrant Agreement for 11,891,280 Warrants, dated September 22, 2011, among SunTrust Banks, Inc., Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of SunTrust’s Form 8-A for the Series B Warrants filed on September 23, 2011).

4.4	Specimen Warrant for 11,891,280 Warrants (incorporated herein by reference to Exhibit 4.2 of SunTrust’s Form 8-A for the Series B Warrants filed on September 23, 2011)

5.1	Opinion of King & Spalding LLP.

5.2	Opinion of King & Spalding LLP.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

23.2	Consent of King & Spalding LLP (included in Exhibit 5.2).

99.1	Underwriting Agreement for 6,008,902 Warrants, dated September 22, 2011, among SunTrust Banks, Inc., United States Department of the Treasury, and Deutsche Bank Securities Inc. as representative of the several underwriters.

99.2	Underwriting Agreement for 11,891,280 Warrants, dated September 22, 2011, among SunTrust Banks, Inc., United States Department of the Treasury, and Deutsche Bank Securities Inc. as representative of the several underwriters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNTRUST BANKS, INC.

Date: September 28, 2011	By:	/s/ David A. Wisniewski
David A. Wisniewski
Group Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Warrant Agreement for 6,008,902 Warrants, dated September 22, 2011, among SunTrust Banks, Inc., Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of SunTrust’s Form 8-A for the Series A Warrants filed on September 23, 2011).

4.2	Specimen Warrant for 6,008,902 Warrants (incorporated herein by reference to Exhibit 4.2 of SunTrust’s Form 8-A for the Series A Warrants filed on September 23, 2011)

4.3	Warrant Agreement for 11,891,280 Warrants, dated September 22, 2011, among SunTrust Banks, Inc., Computershare Inc. and Computershare Trust Company, N.A. (incorporated herein by reference to Exhibit 4.1 of SunTrust’s Form 8-A for the Series B Warrants filed on September 23, 2011).

4.4	Specimen Warrant for 11,891,280 Warrants (incorporated herein by reference to Exhibit 4.2 of SunTrust’s Form 8-A for the Series B Warrants filed on September 23, 2011)

5.1	Opinion of King & Spalding LLP.

5.2	Opinion of King & Spalding LLP.

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

23.2	Consent of King & Spalding LLP (included in Exhibit 5.2).

99.1	Underwriting Agreement for 6,008,902 Warrants, dated September 22, 2011, among SunTrust Banks, Inc., United States Department of the Treasury, and Deutsche Bank Securities Inc. as representative of the several underwriters.

99.2	Underwriting Agreement for 11,891,280 Warrants, dated September 22, 2011, among SunTrust Banks, Inc., United States Department of the Treasury, and Deutsche Bank Securities Inc. as representative of the several underwriters.